Balance Sheets - USD ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025
Assets
Cash and cash equivalents	$ 6,945	$ 7,522
Prepaid expenses and other current assets	427	342
Inventory	93
Total assets	7,465	7,864
Liabilities
Accounts payable	318	461
Accrued liabilities	734	1,180
Total liabilities	1,052	1,641
Equity	6,413	6,223
Total liabilities and equity	$ 7,465	$ 7,864